UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2021

FORTRESS CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39887	98-1554815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas 45th Floor New York, NY 10105		10105
(Address of principal executive offices)		(Zip Code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	FCAX.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	FCAX	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FCAX WS	New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On January 12, 2021 the Registration Statement on Form S-1 (File No. 333-251651) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Fortress Capital Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on January 12, 2021, a registration statement on Form S-1 (File No. 333-252060) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On January 15, 2021, the Company consummated its initial public offering (the “IPO”) of 40,000,000 units (the “Units”) of the Company, including the issuance of 5,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one-fifth of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $400,000,000.

On January 12, 2021, the Company effected a share dividend with respect to the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), resulting in the Company’s initial shareholders holding an aggregate of 10,000,000 Founder Shares.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 7,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Fortress Capital Acquisition Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $11,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Ordinary Share equals or exceeds $10.00 (as adjusted)), (ii) they (including Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $400,000,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 12, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association and entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-251651):

•	A Warrant Agreement, dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated January 12, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated January 12, 2021, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated January 12, 2021, between the Company and FIG LLC.

•	A Letter Agreement, dated January 12, 2021, between the Company, the Sponsor and the Company’s officers and directors.

•	An Indemnity Agreement, dated January 12, 2021, between the Company and Michael Nierenberg.

•	An Indemnity Agreement, dated January 12, 2021, between the Company and Daniel N. Bass.

•	An Indemnity Agreement, dated January 12, 2021, between the Company and Varun Wadhawan.

•	An Indemnity Agreement, dated January 12, 2021, between the Company and Debra Coleman.

•	An Indemnity Agreement, dated January 12, 2021, between the Company and Elizabeth Fascitelli.

On January 12, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated January 12, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated January 12, 2021, between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated January 12, 2021, between the Company and FIG LLC.

10.5	Letter Agreement, dated January 12, 2021, between the Company, the Sponsor and the Company’s officers and directors.

10.6	Indemnity Agreement, dated January 12, 2021, between the Company and Michael Nierenberg.

10.7	Indemnity Agreement, dated January 12, 2021, between the Company and Daniel N. Bass.

10.8	Indemnity Agreement, dated January 12, 2021, between the Company and Varun Wadhawan.

10.9	Indemnity Agreement, dated January 12, 2021, between the Company and Debra Coleman.

10.10	Indemnity Agreement, dated January 12, 2021, between the Company and Elizabeth Fascitelli.

99.1	Press Release, dated January 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Capital Acquisition Corp.

Date: January 15, 2021	By:	/s/ Daniel N. Bass
	Name:	Daniel N. Bass
	Title:	Chief Financial Officer

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